UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/30/2008

KLA-TENCOR CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number:  000-09992

Delaware	04-2564110
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One Technology Drive, Milpitas, California   95035
(Address of principal executive offices, including zip code)

(408) 875-3000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition or Disposition of Assets

On May 30, 2008, KLA-Tencor Corporation ("KLA-Tencor") completed its purchase of the shares of ICOS Vision Systems Corporation NV (Euronext: IVIS) that had been submitted by shareholders in the initial acceptance period of KLA-Tencor's tender offer to purchase ICOS's outstanding securities. As previously announced, 10,250,802 shares of ICOS were tendered into the initial acceptance period, constituting 96.03% of the outstanding shares of ICOS. The purchase price for each tendered share of ICOS common stock was EUR 36.50 in cash, without interest, and the aggregate consideration paid by KLA-Tencor for the tendered shares was EUR 374,154,273.

As previously announced, because KLA-Tencor holds more than 95% of the shares of ICOS, it has reopened the takeover bid at the same terms to proceed with a squeeze-out in order to acquire all of the remaining ICOS shares and 2002 warrants (but not the 2007 options) which, as of that time, have not been tendered to the bid. Following the squeeze-out, KLA-Tencor expects to own 100% of the outstanding shares of ICOS. The bid price is EUR 36.50 for each share and EUR 32.76 for each 2002 warrant. The acceptance period for the squeeze-out bid, which began on May 28, 2008, is expected to expire on June 17, 2008 at 4 p.m. (Central European Time).

A copy of the news release issued by KLA-Tencor on June 1, 2008 announcing the finalization of its purchase of the shares of ICOS submitted into the initial acceptance period of the tender offer is filed herewith as Exhibit 99.1 and is incorporated herein by reference. References to any website in the release, including KLA-Tencor's website, do not incorporate by reference the information on any such website into this Current Report on Form 8-K, and KLA-Tencor disclaims any such incorporation by reference. In addition, references in the release to the prospectus relating to the tender offer do not incorporate by reference the information contained in such prospectus into this Current Report on Form 8-K, and KLA-Tencor disclaims any such incorporation by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed herewith:

Exhibit No.                        Description

        99.1        Text of news release issued by KLA-Tencor Corporation dated June 1, 2008

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLA-TENCOR CORPORATION

Date: June 02, 2008	By:	/s/ Brian M. Martin
Brian M. Martin
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
EX-99.1	Text of news release issued by KLA-Tencor Corporation dated June 1, 2008